Pricing Supplement Dated June 6, 2005                      Rule 424(b)(3)
(To Prospectus Dated November 1, 2004)                     File No. 333-111380

                      GENERAL MOTORS ACCEPTANCE CORPORATION
                          Demand Notes - Floating Rate
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Annual Yield:                4.00%

Effective Dates:             06/06/05 thru 06/12/05

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